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                                                                   EXHIBIT 10(q)

                               AMENDMENT TO LEASE

         This Agreement is made this 31st day of May, 2002, by and between LAST CHANCE, INC., a Nevada corporation ("Last Chance"), PROSPECTOR GAMING ENTERPRISES, INC., a Nevada corporation, doing business as Gold Ranch Casino & RV Resort ("PGE"), and TARGET INVESTMENTS, L.L.C., a Nevada limited liability company ("Target").

                                   RECITALS:

        A. The parties have entered into that certain Gold Ranch Casino Lease dated December 27, 2001 (the "Lease"), wherein Last Chance leased from PGE and Target certain real and personal property located in Washoe County, Nevada, and more particularly described therein, which Lease is evidenced by a Memorandum of Lease recorded on May 31, 2002, in the Office of the County
Recorder, Washoe County, Nevada, as Document No. 2695017.

        B. Any capitalized words or terms used but not otherwise defined herein shall have the meanings ascribed to such words or terms in the Lease.

        C. In order to assist Last Chance in acquiring the leasehold estate evidenced by the Lease and to consummate the transactions contemplated by the Integrated Agreements, Nevada State Bank ("Lender") has agreed to provide Last Chance, The Sands Regent, a Nevada corporation, and Zante, Inc., a Nevada corporation (collectively, the "Borrower"), with a loan in the principal amount of $17,000,000.00 (the "Loan") to be secured, in part, by a leasehold deed of trust encumbering Last Chance's leasehold interest created by the Lease (the "Leasehold Deed of Trust").

        D. As a condition to funding the Loan, Lender requires that the Lease be amended to include certain provisions so that Lender may protect its interest under the Leasehold Deed of Trust.

           NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Lease as follows:

        1. PGE and Target agree that, until such time as all obligations secured by Lender's Leasehold Deed of Trust have been fully satisfied other than by a foreclosure sale or deed in lieu of foreclosure under the Leasehold Deed of Trust, the following provisions shall apply:

                  (a) In the event of any breach or default by Last Chance or any successor lessee under the Lease (collectively, the "lessee"), PGE and Target shall provide Lender with written notice of such breach or default simultaneously with providing notice thereof to the lessee.

                  (b) Lender shall have the right, but not the obligation, at any time prior to the termination of the Lease and without payment of any penalty, to pay all of the rents due thereunder, to effect any insurance, to pay any taxes or assessments, to make any repairs or improvements, to

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

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take any other action required to be performed by the lessee under the Lease, and to take action which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions of the Lease to prevent the termination of the Lease. Lender shall have full access to the Property for the purpose of accomplishing any of the foregoing. Any of the foregoing done by Lender shall be effective to prevent a termination of the Lease as if the same had been performed by the lessee.

                  (c) Notwithstanding anything contained in the Lease to the contrary, in the event of a breach or default by the lessee under the Lease (other than as a result of a breach or default under that certain Secured Promissory Note in the principal amount of $5,618,734 dated May 31, 2002, executed by Last Chance in favor of PGE (the "PGE Note")), neither PGE nor Target shall be permitted to terminate the Lease so long as Lender shall cure such breach or default within the period of time provided under the Lease for lessee to cure such breach or default.

                  (d) Notwithstanding any contrary provision contained in the Integrated Agreements as defined in that certain Asset Purchase Agreement dated December 27, 2001 between PGE and Last Chance ("Asset Purchase Agreement") or the PGE Note, Paragraph 9.I(C) of the Lease shall be amended to provide as follows for as long as Lender or its successors and assigns (including, but not limited to, the purchaser at a foreclosure sale under the Leasehold Deed of Trust or the grantee under a deed in lieu of foreclosure) has any security interest or other interest in the leasehold estate created by the Lease:

                         (C) the failure by Last Chance to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Last Chance, other than described in Paragraph 9.1(B) above, or any of the covenants, conditions or provisions of the California Lottery Station Lease (as defined in the Asset Purchase Agreement) where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Last Chance, provided, however, that if the nature of Last Chance's default is such that more than thirty (30) days are reasonably required for its cure, then Last Chance shall not be deemed to be in default if Last Chance commences such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

                  (e) In the event that Lender is prohibited from curing any breach or default by lessee under the Lease by reason of any process or injunction issued by any court, or by reason of any automatic stay resulting from any bankruptcy or insolvency proceeding involving the lessee, the times provided for Lender to cure any breach or default shall be extended for the period of the prohibition provided that Lender uses reasonable efforts to promptly remove such prohibition.

                  (f) PGE and Target agree that in the event of a termination of the Lease by reason of any breach or default by the lessee, or by reason of the disaffirmance thereof by a receiver or trustee in bankruptcy for the lessee or its property, PGE and Target upon request by Lender shall

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000
enter into a new lease of the Property, the Premises and the FF&E with Lender, or its nominee, for the remainder of the term, effective as of the date of such termination, at the rent and upon the terms, provisions, covenants and agreements contained in the Lease, provided:

                         (i) Lender shall make written request upon PGE and
Target for the new lease within thirty (30) days after the date of termination;

                         (ii) Lender shall pay to PGE and Target at the time of
execution and delivery of the new lease any and all sums which would, at that time, be due and payable pursuant to the Lease but for its termination; and

                         (iii) Lender has exercised its rights and remedies
under the Loan with respect to the Gold Ranch RV Resort, the California Lottery Station, and the California Lottery Property (as those terms are defined in the Asset Purchase Agreement).

                  (g) Upon the foreclosure by Lender of its Leasehold Deed of Trust, or the acceptance of any deed in lieu of such foreclosure, PGE and Target shall recognize the purchaser or other transferee in connection therewith as the lessee under the Lease subject to the approval of such purchaser or other transferee by PGE and Target, which approval shall not be unreasonably withheld or delayed.

                  (h) In the event that Lender becomes the lessee under the Lease or under any new lease executed pursuant to the terms hereof, the Lender shall be liable for the obligations of the lessee under the Lease or the new lease (but specifically excluding any obligation under the PGE Note) only for the period of time that Lender remains the actual holder of the leasehold estate under the Lease or the new lease. The Lender shall have the right to assign its rights under the Lease, or any new lease, in conjunction with an assignment of its rights in and to the Gold Ranch RV Resort, the California Lottery Station, and the California Lottery Property, subject to the prior written consent of PGE and Target, which consent shall not be unreasonably withheld or delayed.

        2. Any notices required to be given hereunder shall be given to Lender at the following address, or such other address as Lender shall provide to PGE and Target in writing:

                              Nevada State Bank
                              P.O. Box 2351
                              Reno, Nevada 89505

        3. Except as herein amended, each and every term of the Lease shall remain in full force and effect. In the event of any inconsistency or conflict between the terms and provisions of this Agreement and the Lease, the terms and provisions of this Agreement shall prevail to the extent of such inconsistency or conflict.

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000

       4. Nothing set forth herein shall in any way alter or limit Lender's rights and remedies under the documents evidencing and securing the Loan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above set forth.

                                    LAST CHANCE, INC., a Nevada corporation,

                                    By:  /s/ Ferenc B. Szony
                                       -------------------------
                                             FERENC B. SZONY
                                             Its: President


                                    PROSPECTOR GAMING ENTERPRISES, INC.,
                                    a Nevada corporation


                                    By:  /s/ Peter Stremmel
                                       -------------------------
                                             PETER STREMMEL
                                             Its: President

                                    TARGET INVESTMENTS, L.L.C., a
                                    Nevada limited liability company


                                    By:  /s/ Peter Stremmel
                                       -------------------------
                                             PETER STREMMEL
                                             Its: Manager

                       Hale Lane Peek Dennison and Howard
                        Attorneys and Counsellors at Law
                                  Reno, Nevada
                                 (775) 327-3000